Note 10 - Taxes on Income - Schedule of Deferred Tax amounts (Details) (USD $)	Jul. 31, 2013	Jul. 31, 2012	Jul. 31, 2011
CANADA
Net operating loss carryover	$ 321,935	$ 248,860	$ 200,645
Less, Valuation allowance	(321,935)	(248,860)	(200,645)
Net deferred tax asset
Expected rate	34.00%	34.00%	34.00%
GREECE
Net operating loss carryover	224,773	223,554	218,800
Less, Valuation allowance	(224,773)	(223,554)	(218,800)
Net deferred tax asset
Expected rate	26.00%	20.00%	25.00%